                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                        ENDED SEPTEMBER 30, 1999


LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[MORNINGSTAR RATINGS LOGO]

OFFERING INVESTORS THE OPPORTUNITY FOR MAXIMUM CURRENT RETURN
FROM A PORTFOLIO OF U.S. GOVERNMENT SECURITIES

KEMPER
U.S. MORTGAGE FUND

            "... Through most of the year, we maintained a weighting of about 90 percent mortgages and 10 percent Treasuries. This strategy worked well since mortgages substantially outperformed Treasuries for the year overall. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
Economic Overviews
5
Performance Update
8
Portfolio Statistics
9
Portfolio Of Investments
11
Financial Statements
13
Notes To Financial Statements
18
Financial Highlights
20
Report Of Independent Auditors

AT A GLANCE

--------------------------------------------------------------------------------
KEMPER U.S. MORTGAGE FUND
TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30, 1999
(UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
--------------------------------------------------------------------------------

CLASS A                                            0.59
CLASS B                                           -0.47
CLASS C                                           -0.22
LIPPER U.S. MORTGAGE FUNDS CATEGORY AVERAGE*       0.82
--------------------------------------------------------------------------------

RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

* LIPPER ANALYTICAL SERVICES, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MAY HAVE BEEN LESS FAVORABLE.

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
                                     AS OF     AS OF
                                    9/30/99   9/30/98
--------------------------------------------------------------------------------
    KEMPER U.S. MORTGAGE FUND
    CLASS A                           $6.75     $7.15
--------------------------------------------------------------------------------
    KEMPER U.S. MORTGAGE FUND
    CLASS B                           $6.75     $7.14
--------------------------------------------------------------------------------
    KEMPER U.S. MORTGAGE FUND
    CLASS C                           $6.75     $7.15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEMPER U.S. MORTGAGE FUND
RANKINGS AS OF 9/30/99
--------------------------------------------------------------------------------
COMPARED WITH ALL OTHER FUNDS IN THE LIPPER U.S. MORTGAGE FUNDS CATEGORY*

                     CLASS A               CLASS B                CLASS C
--------------------------------------------------------------------------------
    1-YEAR       #37 of 65 funds        #56 of 65 funds       #52 of 65 funds
--------------------------------------------------------------------------------
    5-YEAR       #16 of 46 funds        #36 of 46 funds       #33 of 46 funds
--------------------------------------------------------------------------------
    10-YEAR             N/A             #15 of 15 funds              N/A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVIDEND AND YIELD REVIEW
--------------------------------------------------------------------------------
THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUND AS OF SEPTEMBER 30, 1999

                           CLASS A    CLASS B    CLASS C
--------------------------------------------------------------------------------
    ONE-YEAR INCOME:       $0.4400    $0.3573    $0.3846
--------------------------------------------------------------------------------
    SEPTEMBER DIVIDEND:    $0.0355    $0.0256    $0.0308
--------------------------------------------------------------------------------
    ANNUALIZED
    DISTRIBUTION RATE+:     6.31%      4.55%      5.48%
--------------------------------------------------------------------------------
    SEC YIELD+:             5.86%      5.90%      5.39%
--------------------------------------------------------------------------------

+ CURRENT ANNUALIZED DISTRIBUTION RATE IS THE LATEST MONTHLY DIVIDEND SHOWN AS
  AN ANNUALIZED PERCENTAGE OF NET ASSET VALUE ON SEPTEMBER 30, 1999. DISTRIBUTION RATE SIMPLY MEASURES THE LEVEL OF DIVIDENDS AND IS NOT A COMPLETE MEASURE OF PERFORMANCE. THE SEC YIELD IS NET INVESTMENT INCOME PER SHARE EARNED OVER THE MONTH ENDED SEPTEMBER 30, 1999, SHOWN AS AN ANNUALIZED PERCENTAGE OF THE MAXIMUM OFFERING PRICE ON THAT DATE. THE SEC YIELD IS COMPUTED IN ACCORDANCE WITH A STANDARDIZED METHOD PRESCRIBED BY THE SECURITIES AND EXCHANGE COMMISSION. YIELDS AND DISTRIBUTION RATES ARE HISTORICAL AND WILL FLUCTUATE.

TERMS TO KNOW

KEMPER FUND'S STYLE
FIXED STYLE BOX

--------------------------------------------------------------------------------
MORNINGSTAR FIXED-INCOME STYLE BOX
--------------------------------------------------------------------------------

Source: Morningstar, Inc., Chicago, IL 312-696-6000. The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.


PLEASE NOTE THAT STYLE BOXES DO NOT REPRESENT AN EXACT ASSESSMENT OF RISK AND DO NOT REPRESENT FUTURE PERFORMANCE. THE FUND'S PORTFOLIO CHANGES FROM DAY TO DAY. A LONGER-TERM VIEW IS REPRESENTED BY THE FUND'S MORNINGSTAR CATEGORY, WHICH IS BASED ON ITS ACTUAL INVESTMENT STYLE AS MEASURED BY ITS UNDERLYING PORTFOLIO HOLDINGS OVER THE PAST THREE YEARS. MORNINGSTAR HAS PLACED KEMPER U.S. MORTGAGE FUND IN THE INTERMEDIATE GOVERNMENT BOND CATEGORY. PLEASE CONSULT THE PROSPECTUS FOR A DESCRIPTION OF INVESTMENT POLICIES.

BASIS POINT The movement of interest rates or yields expressed in hundredths of a percent. For example, an increase in yield from 5.00 percent to 5.50 percent is 50 basis points.

DURATION A measure of the interest-rate sensitivity of a fixed-income investment or portfolio. The longer the duration, the greater the portfolio's sensitivity to interest-rate fluctuations.

FANNIE MAE Short for Federal National Mortgage Association, a publicly owned, government-sponsored organization established to purchase both government-backed and conventional mortgages for lenders and securitize them.

FREDDIE MAC Freddie Mac is short for Federal Home Loan Mortgage Association
(FHL). It is a publicly owned, government-sponsored organization established to purchase both government-backed and conventional mortgages for lenders and securitize them. These securities are AAA-rated, but because they entail slightly more risk than Treasuries, they tend to have higher yields.

GINNIE MAE Ginnie Mae is short for Government National Mortgage Association
(GNMA) which was established to purchase both government-backed and conventional mortgages for lenders and securitize them. Ginnie Mae differs from other federal agency mortgage securities in that its debts are U.S. government guaranteed. These securities are AAA-rated, but because they entail slightly more risk than Treasuries, they tend to have higher yields.

ECONOMIC OVERVIEW

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.


DEAR KEMPER FUNDS SHAREHOLDER:

  Markets have been aquiver about inflation risks. Growth in the United States continues to exceed most expectations. Labor markets are visibly tight. These are the precursors to inflation -- everybody knows it.
  Everybody except us, that is. We don't buy it in principle, and reality is proving our theory correct.
  First, let's look at growth. The traditional economic view is that growth causes inflation. Today, we're seeing exactly the opposite: Low inflation is causing growth. Low inflation keeps interest rates down, and low interest rates spur investment by making borrowing money cheap. Investment allows companies to add capacity, keeping competition fierce. As a result, companies aren't raising prices; they're competing for business by keeping goods attractive and prices low. That's true for the old economy, in which consumers are buying t-shirts, and the new economy, in which consumers are buying Internet services. Everywhere they look, consumers see bargains -- in the malls, in the auto showrooms, at the mortgage companies.
  As for tight labor markets, the traditional economic view is that tight labor markets -- i.e., many "help-wanted" signs -- forces companies to pay a premium for talent. That, in turn, forces companies to raise their prices in order to protect their profits. And raising prices results in inflation. In contrast, we believe that tight labor markets won't cause wages to surge. Why?
  To start with, temporary agencies have proliferated, accounting for 2.2 percent of jobs, up from 0.5 percent in the early 1980s. They get just the right amount and type of labor to the right spot at the right time to get the job done.
  Immigration also keeps a lid on wage rates, since it replenishes the work force much faster than births. Immigration is at its highest level ever; an amazing 10 percent of the population is foreign-born. Nearly 1 million people enter the United States legally each year, and another 300,000 just show up. When they get here, they look for jobs. And often, they're willing to accept lower-paying jobs than the average citizen.
  Finally, and perhaps most importantly, wage rates are kept in check by executives' intense profit focus. Payroll is a company's biggest expense. When payroll skyrockets, profits decline -- and that would be bad for a CEO who promised Wall Street double-digit earnings growth from now to the end of time. If investors are disappointed in earnings growth, they sell their stock. And when they sell their stock, the stock options that are an essential part of many executives' compensation are as valuable as scrap paper.
  Supporting our theory are two distinct and important sets of data which were released in late October: The Bureau of Economic Analysis (BEA) released its third-quarter estimate of gross domestic product (GDP), the value of all goods and services produced in the United States, and the Bureau of Labor Statistics
(BLS) released its employment cost index (ECI), which measures what employers pay for their workers' wages, salaries and benefits.
  GDP grew at a 4.8 percent rate in the third quarter, up sharply from the revised 1.9 percent second-quarter pace and just slightly above the consensus estimate of 4.7 percent.
  At the same time, however, the ECI rose by 0.8 percent in the July-September period, down from a 1.1 percent increase in the second quarter. The third-quarter gain also was lower than the 0.9 percent increase forecast by economists in a Reuters poll. (The report, by the way, is said to be one of the favorites of Federal Reserve Chairman Alan Greenspan, who uses it as a key indicator of inflation pressures in the world's largest economy.)
  In essence, then, the U.S. economy posted its strongest growth so far this year in the third quarter, while wage costs remained tame. The combination of strong consumer demand and the lowest unemployment in a generation just isn't igniting wage-driven inflation.
  These figures tell us that the Fed won't have inflation as an excuse to raise interest rates for a third time this year when it meets on Nov. 16 to decide whether to raise key interest rates for the third time this year.
  But more importantly, if these numbers prove anything, it's that conventional wisdom that growth causes inflation should be turned on its head. The Fed, in deciding to

ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (10/31/99)          6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           --------------          ------------            ----------            -----------
10-year Treasury rate 1                          6.1                    5.2                    4.5                   6.0
Prime rate 2                                     8.25                   7.75                   8.25                  8.5
Inflation rate 3*                                2.6                    1.8                    1.4                   2.2
The U.S. dollar 4                               -0.9                   -0.5                    1.1                   7.6
Capital goods orders 5*                          5.25                   5.5                    8.6                   4.6
Industrial production 5*                         2.4                    2.0                    2.65                  6.1
Employment growth 6                              2.2                    2.3                    2.4                   2.7

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 9/30/99.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.



target growth itself, wants the country to slow down to prevent an inflation outbreak. This is a dangerous game. If it succeeds in slowing growth, inflation could easily disappear or turn into deflation. Real rates that are already high would turn punitive. Credit quality would deteriorate rudely. Only rapid growth can ensure that companies and consumers can continue to pay their bills.
  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

Scudder Kemper Investments Economics Group

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF OCTOBER 28, 1999, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[VANDENBERG PHOTO]

RICHARD VANDENBERG JOINED SCUDDER KEMPER INVESTMENTS, INC. IN MARCH 1996 AND IS A MANAGING DIRECTOR. HE IS LEAD PORTFOLIO MANAGER OF KEMPER U.S. MORTGAGE FUND. VANDENBERG HAS 25 YEARS OF FIXED-INCOME PORTFOLIO MANAGEMENT EXPERIENCE.

[DUGENSKE PHOTO]

JOHN DUGENSKE IS A PORTFOLIO MANAGER FOR KEMPER U.S. MORTGAGE FUND. HE IS A VICE PRESIDENT OF SCUDDER KEMPER INVESTMENTS, JOINING THE FIRM IN 1998.

[DOLAN PHOTO]

SCOTT DOLAN IS A PORTFOLIO MANAGER FOR KEMPER U.S. MORTGAGE FUND. HE JOINED SCUDDER KEMPER INVESTMENTS IN 1989 AND IS A VICE PRESIDENT.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

ANXIETY ABOUT INFLATION IN THE UNITED STATES AND GROWING CONFIDENCE IN BOND MARKETS ABROAD HAVE COMBINED TO PUSH U.S. GOVERNMENT BOND YIELDS HIGHER AND PRICES LOWER THROUGHOUT 1999. IN THE FOLLOWING Q&A, THE FUND'S MANAGEMENT TEAM DISCUSSES THE BEHAVIOR OF THE U.S. GOVERNMENT BOND MARKET AND HOW THE FUND WAS POSITIONED TO RESPOND.

Q      BEFORE WE GET INTO THE SPECIFICS OF HOW THE FUND WAS MANAGED, COULD YOU
PROVIDE SOME BACKGROUND ON THE PERFORMANCE OF THE GOVERNMENT BOND MARKET DURING THE LAST 12 MONTHS?

A      Over the past year, we've witnessed an unabated rise in interest rates.
The returns investors received varied widely by instrument and by maturity. Shorter-term instruments tended to significantly outperform longer-term ones. For example, the Lehman Long Government Bond Index* total return for the 12-month period ended September 30 was -7.64 percent, while the Lehman Intermediate Government Bond Index* gained 0.78 percent. The Salomon Brothers Mortgage Index* gained 2.42 percent, as mortgages performed better than their long-term Treasury counterparts.

       The rising interest rate environment was sparked by a turnaround in investor expectations that began last October. At that time, investors had many reasons to favor the U.S. government market. The U.S. economy was growing well, but inflation was subdued. Meanwhile, foreign markets, particularly those in Asia and Latin America, were hindered by uncertainty regarding the strength of their economies and their currencies. Thus, money poured into U.S. government bonds due to their relative safety and liquidity. In fact, the 30-year Treasury bond hovered below 5 percent last October, near its historic lows.

       The turnaround began when the Federal Reserve, concerned that deteriorating fundamentals abroad could lead to a downturn in the economy at home, took an unusual step. The Fed cut interest rates three times last fall, even though the U.S. economy was growing well. Normally, it cuts rates only if it sees imminent signs of a domestic economic slowdown. Nevertheless, the strategy worked. Asia began showing signs of recovery. Potential problems in Latin American economies, especially Brazil, began to look as if they were under control.

       As a result, investors became more comfortable taking a higher degree of risk and began moving money from the U.S. government market into other assets, such as emerging markets. Unfortunately, this coincided with a deluge of supply in the U.S. market. The end result was that prices on 30-year Treasury bonds dropped as the yield moved from 4.87 percent in October 1998 to 6.05 percent a year later. The impact of these sharply higher yields is reflected in the index returns we cited earlier.

       In the second half of the fiscal year, the Federal Reserve was compelled to start undoing the rate cuts of last year. It raised rates on June 30 and again on August 24. On October 4, the Fed changed its bias from neutral to tighten, which augured for another rate hike. Clearly, the Fed plans to be particularly vigilant should the economy's growth appear too strong or inflation become problematic.

PERFORMANCE UPDATE

* THE LEHMAN LONG GOVERNMENT BOND INDEX IS A TOTAL RETURN INDEX CONSIDERED GENERALLY REPRESENTATIVE OF THE MARKET FOR GOVERNMENT BONDS WITH MATURITIES OF TEN YEARS OR MORE. THE LEHMAN INTERMEDIATE GOVERNMENT BOND INDEX IS A TOTAL RETURN INDEX CONSIDERED GENERALLY REPRESENTATIVE OF THE MARKET FOR GOVERNMENT BONDS WITH MATURITIES OF BETWEEN THREE AND TEN YEARS. THE SALOMON BROTHERS MORTGAGE INDEX IS A TOTAL RETURN INDEX CONSIDERED GENERALLY REPRESENTATIVE OF THE MARKET FOR MORTGAGE-BACKED SECURITIES. INVESTORS CANNOT ACTUALLY INVEST IN THE INDICES.

Q      WHAT WAS YOUR GENERAL STRATEGY FOR MANAGING THE FUND THIS YEAR?

A      Even though there was a lot of anxiety among investors, we were reasonably certain of one thing at the beginning of the fiscal year: that rates wouldn't go much lower. Therefore, we tried to keep the duration of the fund neutral and worked to add performance by maintaining an overweight in mortgage-backed securities versus Treasuries. In part, we bought mortgages because, in an environment of steady or rising interest rates, mortgages generally outperform Treasuries due to the yield advantage they offer. Through most of the year, we maintained a weighting of about 90 percent mortgages and 10 percent Treasuries. This strategy worked well since mortgages substantially outperformed Treasuries for the year overall. We also had some short-term targeted interest-rate trades that worked well for the fund.

       Also during the last half of the year, we gradually shifted assets within our mortgage allocation from Ginnie Mae mortgages to Fannie Mae and Freddie Mac (see Terms To Know on page 2). The main reason was that the latter types of mortgages offer an incremental yield advantage, and in a rising rate environment, you want to pursue all the income you reasonably can to offset falling prices.

       The last major move we made was to lengthen the fund's duration during the final few months of the fiscal year. We did this because we believed long-term interest rates were approaching an interim peak, and we wanted to capture the attendant higher yields in case they began to head lower. In retrospect, we were probably a bit early in that move, because rates continued to edge higher, which impeded our performance versus our peers. The duration change is the main reason our 0.59 percent (Class A shares unadjusted for sales charge) total return for the year lagged the Lipper U.S. Mortgage Fund average return of 0.82 percent for the same period.

Q      WHAT'S YOUR OUTLOOK FOR THE GOVERNMENT AND MORTGAGE MARKETS?

A      Near-term, we expect bond markets to continue to be buffeted as investors try to sort out where interest rates are going, given the economy's strength, uncertainty regarding the Federal Reserve's response, and the unknown of Y2K. Most economists believe that the Federal Reserve will be reluctant to raise rates further because it doesn't want to constrain the banking system's liquidity, given Y2K concerns.

Q      WILL Y2K HAVE AN IMPACT ON THE MARKET OR THE FUND?

A      With Y2K, the perception may be more important than reality. We don't think the coming of the millennium will cause enormous problems. But it may create an artificially heightened level of fear, which may in turn create opportunities in some areas of the market if yields rise to an unreasonable level. That's why we're currently maintaining a five percent weighting in highly liquid Treasuries: We want to be prepared if an overreaction creates a compelling buying opportunity.

Q      WHAT ABOUT YOUR LONGER-TERM OUTLOOK?

A      If the Fed doesn't raise rates before the end of the year, that may leave the door open for rates to move higher after the first of the year. Of course, that depends on whether economic data continue to come in meaningfully higher.

       Currently, it's difficult to make a case for rates to move substantially outside of the current range of 6 to 6.5 percent. Inflation remains subdued near a 3 percent annual rate, productivity has been able to offset tight labor markets, and commodity prices have yet to show they can sustain a substantial increase. Meanwhile, the Federal Reserve has made it clear that it intends to stop inflation before it starts. The upshot is that investors are able to reap about a 3 percent inflation adjusted return on AAA-rated mortgages, which is historically a fairly attractive level.

       As far as how we plan to manage the fund, we won't vary substantially from the norm because the market isn't currently compensating us to take more risk. Rather, we'll closely monitor the market and make strategic shifts between Treasuries and mortgages, and within different areas of the mortgage market, that we think will add up to good performance over the longer term.

PERFORMANCE UPDATE

AVERAGE ANNUAL TOTAL RETURNS*

FOR PERIODS ENDED SEPTEMBER 30, 1999 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                          1-YEAR        5-YEAR        10-YEAR    LIFE OF CLASS
------------------------------------------------------------------------------------------------------------------------------
    KEMPER U.S. MORTGAGE FUND CLASS A                     -3.98%         6.18%          n/a           5.00%   (since 1/10/92)
------------------------------------------------------------------------------------------------------------------------------
    KEMPER U.S. MORTGAGE FUND CLASS B                     -3.30          6.05          6.34%          6.64    (since 10/26/84)
------------------------------------------------------------------------------------------------------------------------------
    KEMPER U.S. MORTGAGE FUND CLASS C                     -0.22          6.40           n/a           5.81    (since 5/31/94)
------------------------------------------------------------------------------------------------------------------------------


                                  [LINE GRAPH]
--------------------------------------------------------------------------------
KEMPER U.S. MORTGAGE FUND CLASS A
--------------------------------------------------------------------------------

                                                  KEMPER U.S. MORTGAGE      SALOMON BROTHERS 30-YEAR
                                                      FUND CLASS A(1)              GNMA INDEX+           CONSUMER PRICE INDEX++
                                                  --------------------      ------------------------     ----------------------
1/31/92                                                  9548.00                    10000.00                    10000.00
12/31/94                                                10517.00                    11435.00                    10840.00
12/31/97                                                13886.00                    15474.00                    11680.00
9/30/99                                                 14880.00                    16795.00                    12129.00


                                  [LINE GRAPH]
--------------------------------------------------------------------------------
 KEMPER U.S. MORTGAGE FUND CLASS B
--------------------------------------------------------------------------------

                                                  KEMPER U.S. MORTGAGE      SALOMON BROTHERS 30-YEAR
                                                      FUND CLASS B(1)              GNMA INDEX+           CONSUMER PRICE INDEX++
                                                  --------------------      ------------------------     ----------------------
10/31/84                                                10000.00                    10000.00                    10000.00
12/31/89                                                14668.00                    19328.00                    11977.00
12/31/94                                                19296.00                    28093.00                    14219.00
9/30/99                                                 26116.00                    41263.00                    15910.00


                                  [LINE GRAPH]
--------------------------------------------------------------------------------
KEMPER U.S. MORTGAGE FUND CLASS C
--------------------------------------------------------------------------------

                                                  KEMPER U.S. MORTGAGE      SALOMON BROTHERS 30-YEAR
                                                      FUND CLASS C(1)              GNMA INDEX+           CONSUMER PRICE INDEX++
                                                  --------------------      ------------------------     ----------------------
5/31/94                                                 10000.00                    10000.00                    10000.00
12/31/95                                                11598.00                    11837.00                    10400.00
12/31/97                                                12771.00                    13677.00                    10936.00
9/30/99                                                 13515.00                    14844.00                    11356.00


 PAST PERFORMANCE IS NOT A GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

* AVERAGE ANNUAL TOTAL RETURN AND TOTAL RETURN MEASURE NET INVESTMENT INCOME AND CAPITAL GAIN OR LOSS FROM PORTFOLIO INVESTMENTS OVER THE PERIODS SPECIFIED, ASSUMING REINVESTMENT OF DIVIDENDS AND, WHERE INDICATED, ADJUSTMENT FOR THE MAXIMUM SALES CHARGE. THE MAXIMUM SALES CHARGE FOR CLASS A SHARES IS 3.5%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 4%. CLASS C SHARES HAVE NO SALES ADJUSTMENT, BUT REDEMPTIONS WITHIN ONE YEAR OF PURCHASE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE OF 1%. SHARE CLASSES INVEST IN THE SAME UNDERLYING PORTFOLIO. AVERAGE ANNUAL TOTAL RETURN REFLECTS ANNUALIZED CHANGE, WHILE TOTAL RETURN REFLECTS AGGREGATE CHANGE. DURING THE PERIODS NOTED, SECURITIES PRICES FLUCTUATED. FOR ADDITIONAL INFORMATION, SEE THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND THE FINANCIAL HIGHLIGHTS AT THE END OF THIS REPORT.

(1)PERFORMANCE INCLUDES REINVESTMENT OF DIVIDENDS AND ADJUSTMENT FOR THE MAXIMUM SALES CHARGE FOR CLASS A SHARES AND THE CONTINGENT DEFERRED SALES CHARGE IN EFFECT AT THE END OF THE PERIOD FOR CLASS B SHARES. IN COMPARING KEMPER U.S. MORTGAGE FUND WITH THE SALOMON BROTHERS 30-YEAR GNMA INDEX, YOU SHOULD ALSO NOTE THAT THE FUND'S PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE, WHILE NO SUCH CHARGES ARE REFLECTED IN THE PERFORMANCE OF THE INDEX.

  THE FUND'S SHARES ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT.

+THE SALOMON BROTHERS 30-YEAR GNMA INDEX, AN UNMANAGED INDEX, IS BASED ON TOTAL
  RETURN WITH ALL DIVIDENDS REINVESTED AND COMPRISED OF GNMA 30-YEAR PASS THROUGHS OF SINGLE FAMILY AND GRADUATED PAYMENT MORTGAGES. IN ORDER FOR A GNMA COUPON TO BE INCLUDED IN THE INDEX, IT MUST HAVE AT LEAST $200 MILLION OF OUTSTANDING COUPON PRODUCT. SOURCE IS SALOMON BROTHERS INC.

++THE CONSUMER PRICE INDEX IS A STATISTICAL MEASURE OF CHANGE, OVER TIME, IN THE
  PRICES OF GOODS AND SERVICES IN MAJOR EXPENDITURE GROUPS FOR ALL URBAN CONSUMERS. IT IS GENERALLY CONSIDERED TO BE A MEASURE OF INFLATION. SOURCE IS CDA WIESENBERGER.

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

--------------------------------------------------------------------------------
                                       ON 9/30/99              ON 9/30/98
--------------------------------------------------------------------------------
GNMA                                   60%                     81%

OTHER MORTGAGE-BACKED SECURITIES       31                      10
--------------------------------------------------------------------------------
INTERMEDIATE-TERM GOVERNMENT
SECURITIES                             --                       2
--------------------------------------------------------------------------------
LONG-TERM GOVERNMENT SECURITIES         9                       7
--------------------------------------------------------------------------------
                                      100%                    100%

                                      [PIE CHART]             [PIE CHART]
                                      ON 9/30/99              ON 9/30/99
YEARS TO MATURITY

--------------------------------------------------------------------------------
                                       ON 9/30/99              ON 9/30/98
--------------------------------------------------------------------------------
LESS THAN 5                            28%                     59%
--------------------------------------------------------------------------------
5-10                                   62                      35
--------------------------------------------------------------------------------
11-20                                  --                       1
--------------------------------------------------------------------------------
21 + YEARS                             10                       5
--------------------------------------------------------------------------------
                                      100%                    100%

                                      [PIE CHART]              [PIE CHART]
                                      ON 9/30/99               ON 9/30/99
AVERAGE MATURITY

--------------------------------------------------------------------------------
                                       ON 9/30/99              ON 9/30/98
--------------------------------------------------------------------------------
AVERAGE MATURITY                      8.6 years               5.2 years
--------------------------------------------------------------------------------

* PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER U.S. MORTGAGE FUND
Portfolio of Investments at September 30, 1999
(DOLLARS IN THOUSANDS)

                                                                           COUPON                PRINCIPAL
    U.S. GOVERNMENT OBLIGATIONS                  TYPE                       RATE     MATURITY     AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL
MORTGAGE ASSOCIATION--59.6%*
(Cost: $1,127,903)
                                                 Pass-through                6.00%   2023-2029   $ 60,498    $   56,078
                                                 certificates
                                                                             6.50    2014-2029    427,270       411,370
                                                                           (c).700   2003-2029    369,402       362,953
                                                                           (c).750   2011-2029    135,675       136,687
                                                                           (c).800   2008-2029     90,746        93,082
                                                                             8.50    2017-2027      7,909         8,234
                                                                             9.00    2008-2028     33,964        35,665
                                                                             9.50    2009-2023     18,601        19,903
                                                                            10.00    2016-2021      1,969         2,171
                                                                            10.50    2019-2021      2,493         2,771
                                                                            11.00    2019             108           118
                                                  ---------------------------------------------------------------------
                                                                                                              1,129,032
-----------------------------------------------------------------------------------------------------------------------
U.S. TREASURY
SECURITIES--9.2%
(Cost: $179,631)
                                                 Bonds                      9.125    2009          13,900        15,527
                                                                           11.75     2010          12,200        15,244
                                                                        (b)10.375    2012          40,500        50,796
                                                                           12.50     2014          33,300        48,202
                                                                            9.25     2016          33,310        42,595
                                                  ---------------------------------------------------------------------
                                                                                                                172,364
-----------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL
MORTGAGE ASSOCIATION--7.5%
(Cost: $145,248)
                                                 Pass-through               5.50     2028-2029     37,613        33,946
                                                 certificates
                                                                            6.00     2028-2029     34,795        32,447
                                                                            6.50     2027-2029     15,921        15,267
                                                                          (c).70     2014-2029     26,781        26,458
                                                                            8.00     2024           3,109         3,173
                                                                            9.00     2016-2025     29,687        31,060
                                                                           11.50     2018             186           208
                                                  ---------------------------------------------------------------------
                                                                                                                142,559
-----------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN
MORTGAGE CORPORATION--22.9%
(Cost: $438,041)
                                                 Pass-through               6.00     2028          33,240        31,022
                                                 certificates
                                                                            6.50     2014-2029    171,649       166,353
                                                                            7.00     2028-2029    108,305       106,494
                                                                         (c).750     2012-2029     94,657        95,151
                                                                            8.00     2017             406           416
                                                                            8.50     2016-2028     20,387        21,107
                                                                            9.50     2020          12,449        13,232
                                                  ---------------------------------------------------------------------
                                                                                                                433,775
                                                  ---------------------------------------------------------------------
                                                 TOTAL U.S. GOVERNMENT OBLIGATIONS--99.2%
                                                 (Cost: $1,890,823)                                           1,877,730
                                                  ---------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

                                                                                                 PRINCIPAL
    U.S. GOVERNMENT OBLIGATIONS                  TYPE                                             AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------

    MONEY MARKET
    INSTRUMENTS--.8%
    (Cost: $15,317)
                                                 (a)Repurchase agreement
                                                   State Street Bank and Trust Company           $    317    $      317
                                                   Dated 9/30/99, 5.26%, Due 10/1/99
                                                 Commercial paper                                  15,000        15,000
                                                   Federal National Mortgage Association
                                                   Yield 5.20%, Due 10/1/99
                                                  ---------------------------------------------------------------------
                                                                                                                 15,317
                                                  ---------------------------------------------------------------------
                                                 TOTAL INVESTMENT PORTFOLIO--100%
                                                 (Cost: $1,906,140)                                          $1,893,047
                                                  ---------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTE TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(b) At September 30, 1999, these securities, in part or in whole, have been segregated to cover initial margin requirements for open futures contracts.

(c) When issued or forward delivery pools included.

* The investments in mortgage-backed securities of the Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in each of these issues which have similar coupon rates have been aggregated for presentation purposes in the Investment Portfolio. Effective maturities of these investments will be shorter then stated maturities due to prepayments.

Based on the cost of investments of $1,907,020 for federal income tax purposes at September 30, 1999, the gross unrealized appreciation was $23,655 the gross unrealized depreciation was $37,628 and the net unrealized depreciation on investments was $13,973.

At September 30, 1999, open futures contracts purchased are as follows (in thousands):

                                                                                              AGGREGATE       MARKET
                          FUTURES                            EXPIRATION        CONTRACTS    FACE VALUE($)    VALUE($)
      ----------------------------------------------------------------------------------------------------------------
      U.S. Treasury Note                                  December 21, 1999     (1,050)      (113,646)       (113,892)
      ----------------------------------------------------------------------------------------------------------------
      U.S. Treasury Note                                  December 20, 1999        213          24,276         24,269
      ----------------------------------------------------------------------------------------------------------------
      Total unrealized depreciation on open Futures
        contract                                                                                                 (253)
      ----------------------------------------------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 1999
(IN THOUSANDS)

--------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------
Investments, at value
(Cost: $1,906,140)                                              $1,893,047
--------------------------------------------------------------------------
Cash                                                                 1,978
--------------------------------------------------------------------------
Receivable for:
  Investments sold                                                 195,990
--------------------------------------------------------------------------
  Fund shares sold                                                      11
--------------------------------------------------------------------------
  Interest                                                          12,981
--------------------------------------------------------------------------
  Other assets                                                         188
--------------------------------------------------------------------------
    TOTAL ASSETS                                                 2,104,195
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
--------------------------------------------------------------------------
Payable for:
  When issued and forward delivery pools                           288,228
--------------------------------------------------------------------------
  Fund shares redeemed                                               2,785
--------------------------------------------------------------------------
  Management fee                                                       655
--------------------------------------------------------------------------
  Daily variation margin on open future contracts                      277
--------------------------------------------------------------------------
  Dividend                                                           3,598
--------------------------------------------------------------------------
  Other accrued expenses                                             2,375
--------------------------------------------------------------------------
    Total liabilities                                              297,918
--------------------------------------------------------------------------
NET ASSETS                                                      $1,806,277
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
--------------------------------------------------------------------------
Paid-in capital                                                 $2,421,318
--------------------------------------------------------------------------
Accumulated net realized gain (loss) on investments               (607,902)
--------------------------------------------------------------------------
Undistributed net investment income                                  6,207
--------------------------------------------------------------------------
Net unrealized appreciation on:
  Investments                                                      (13,093)
--------------------------------------------------------------------------
  Futures                                                             (253)
--------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $1,806,277
--------------------------------------------------------------------------
--------------------------------------------------------------------------
 THE PRICING OF SHARES
--------------------------------------------------------------------------
CLASS A SHARES
  Net asset value and redemption price per share ($1,661,185
  / 246,052 shares outstanding)                                 $     6.75
--------------------------------------------------------------------------
  Maximum offering price per share (net asset value, plus
  4.71% of net asset value or 4.50% of offering price)          $     7.07
--------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share ($141,750 /
  20,991 shares outstanding)                                    $     6.75
--------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share ($3,342 / 495
  shares outstanding)                                           $     6.75
--------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 1999
(IN THOUSANDS)

--------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
--------------------------------------------------------------------------------------------------------
Interest income                                                                                $ 139,433
--------------------------------------------------------------------------------------------------------
Expenses:
  Management fee                                                                                  10,100
--------------------------------------------------------------------------------------------------------
  Distribution services fee                                                                        1,724
--------------------------------------------------------------------------------------------------------
  Administrative services fee                                                                      4,833
--------------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                                           4,948
--------------------------------------------------------------------------------------------------------
  Audit                                                                                               70
--------------------------------------------------------------------------------------------------------
  Legal                                                                                               20
--------------------------------------------------------------------------------------------------------
  Reports to shareholders                                                                            795
--------------------------------------------------------------------------------------------------------
  Trustees' fees                                                                                      46
--------------------------------------------------------------------------------------------------------
  Other                                                                                               78
--------------------------------------------------------------------------------------------------------
    Total expenses                                                                                22,614
--------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                            116,819
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
--------------------------------------------------------------------------------------------------------
Net realized gain (loss) from: Investments                                                       (3,622)
--------------------------------------------------------------------------------------------------------
  Futures transactions                                                                            10,296
--------------------------------------------------------------------------------------------------------
    Options                                                                                         (73)
--------------------------------------------------------------------------------------------------------
    Net realized gain (loss)                                                                      6,601
--------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) from:
  Investments                                                                                  (113,446)
--------------------------------------------------------------------------------------------------------
  Futures                                                                                          (253)
--------------------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                                     (107,098)
--------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                                                     $   9,721
--------------------------------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                        YEAR ENDED SEPTEMBER 30,
                                                                     1999                       1998
--------------------------------------------------------------------------------------------------------
OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
--------------------------------------------------------------------------------------------------------
  Net investment income                                           $  116,819                 $  144,491
--------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                             6,601                     53,220
--------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)              (113,699)                    (5,231)
--------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   9,721                    192,480
--------------------------------------------------------------------------------------------------------
Distribution from net investment income                             (123,040)                  (148,396)
--------------------------------------------------------------------------------------------------------
Net decrease from capital share transactions                        (264,579)                  (357,734)
--------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             (377,898)                  (313,650)
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
 NET ASSETS
--------------------------------------------------------------------------------------------------------
Beginning of year                                                  2,184,175                  2,497,825
--------------------------------------------------------------------------------------------------------
End of year                                                       $1,806,277                 $2,184,175
--------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME                                    6,207                         --
--------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1    DESCRIPTION OF
     THE FUND Kemper U.S. Mortgage Fund (the "fund") a diversified series of Investment Portfolios, which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open end, diversified management investment company organized as a Massachusetts business trust.

                             The fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I (none sold through September 30, 1999) shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the fund have equal rights with respect to voting subject to class specific arrangements.

                             The fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the fund in the preparation of its financial statements.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     SECURITY VALUATION. Portfolio debt securities
                             purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             REPURCHASE AGREEMENTS. The fund may enter into repurchase agreements with certain banks and broker/dealers whereby the fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             OPTIONS. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a

NOTES TO FINANCIAL STATEMENTS

                             specified period of time. Certain options, including options on indices, will require cash settlement by the fund if the option is exercised. During the period the fund purchased put options on securities as a hedge against potential adverse price movements in the value of portfolio assets.

                             The liability representing the fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

                             If the fund writes a covered call option, the fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

                             FUTURES CONTRACTS. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). During the period, the fund purchased interest rate futures to manage the duration of the portfolio. In addition, the fund also sold interest rate futures to hedge against declines in the value of portfolio securities.

                             Upon entering into a futures contract, the fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

                             Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

                             MORTGAGE DOLLAR ROLLS. The fund may enter into mortgage dollar rolls in which the fund sells mortgage-backed securities for delivery in the current month and

NOTES TO FINANCIAL STATEMENTS

                             simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a fee which is recorded as deferred income and amortized to income over the roll period, or alternatively, a lower price for the security upon its repurchase. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

                             WHEN ISSUED/DELAYED DELIVERY SECURITIES. The fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

                             FEDERAL INCOME TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. At September 30, 1999, the fund had a net tax basis capital loss carryforward of approximately $604,550,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2000 ($19,544,000) or September 30,
                             2002 ($476,489,000) or September 30, 2003
                             ($69,280,000) or September 30, 2005 ($39,287,000),
                             the expiration date.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

                             EXPENSES. Expenses arising in connection with a specific fund are allocated to that fund. Other Trust expenses are allocated between the funds in proportion to their relative net assets.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

3    TRANSACTIONS
     WITH AFFILIATES         MANAGEMENT AGREEMENT. The fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper), and pays a monthly investment management fee of 1/12 of the annual rate of .55% of the first $250 million of average daily net assets declining to .40% of average daily net assets in excess of $12.5 billion. The fund incurred a management fee of $10,100,000 for the year ended September 30, 1999.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the year ended September 30, 1999 are $30,000.

                             For services under the distribution services agreement, the fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the year ended September 30, 1999 are $2,078,000.

                             ADMINISTRATIVE SERVICES AGREEMENT. The fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees paid by the fund to KDI for the year ended September 30, 1999 are $4,833,000, of which $452,000 is unpaid.
                             Additionally, $28,000 was paid by KDI to affiliates.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the fund. Under the agreement, KSvC received shareholder services fees of $3,006,000 for the year ended September 30, 1999.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the fund are also officers or directors of Scudder Kemper. For the year ended September 30, 1999, the fund made no direct payments to its officers and incurred trustees' fees of $46,000 to independent trustees.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the year ended September 30, 1999, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                $3,084,960

                             Proceeds from sales                       3,352,050

                             The aggregate face value of futures contracts opened and closed during the period was $3,066,313 and $3,155,684 respectively.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS                      The following table summarizes the activi
                                       activity in capital shares of the fund
                                       (in thousands):

                                                                    YEAR ENDED                       YEAR ENDED
                                                                 SEPTEMBER 30, 1999              SEPTEMBER 30, 1998
                                                              -----------------------           -----------------------
                                                              SHARES         AMOUNT             SHARES         AMOUNT
                                       --------------------------------------------------------------------------------
                                       SHARES SOLD
                                        Class A                 5,810       $  40,206             4,079       $  25,320
                                       --------------------------------------------------------------------------------
                                        Class B                 4,290          29,511             4,837          33,684
                                       --------------------------------------------------------------------------------
                                        Class C                   164           1,140               222           1,553
                                       --------------------------------------------------------------------------------
                                       --------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                 9,536          66,005             9,729          68,880
                                       --------------------------------------------------------------------------------
                                        Class B                 1,160           8,067             2,592          18,428
                                       --------------------------------------------------------------------------------
                                        Class C                    14              94                12             106
                                       --------------------------------------------------------------------------------
                                       --------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A               (48,572)       (336,467)          (53,052)       (374,209)
                                       --------------------------------------------------------------------------------
                                        Class B               (10,294)        (71,710)          (19,074)       (130,852)
                                       --------------------------------------------------------------------------------
                                        Class C                  (218)         (1,492)              (91)           (644)
                                       --------------------------------------------------------------------------------
                                       --------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                25,716         179,130            39,860         281,271
                                       --------------------------------------------------------------------------------
                                        Class B               (25,743)       (179,063)          (39,907)       (281,271)
                                       --------------------------------------------------------------------------------
                                        NET DECREASE FROM
                                        CAPITAL SHARE TRANSACTIONS          $(264,579)                        $(357,734)
                                       --------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6     LINE OF CREDIT         The fund and several Kemper funds (the
                             "Participants") share in a 750 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

FINANCIAL HIGHLIGHTS

                                           -------------------------------------------------------
                                                                   CLASS A
                                           -------------------------------------------------------
                                                                        TWO MONTHS
                                            YEAR ENDED SEPTEMBER 30,     ENDED          YEAR ENDED
                                           --------------------------   SEPTEMBER 30,   JULY 31,
                                           1999    1998   1997   1996     1995           1995
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $7.15   7.01   6.91   7.13       7.06           6.96
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                     .42    .44    .52    .49        .08            .53
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)  (.38)   .17    .10   (.19)       .08            .09
--------------------------------------------------------------------------------------------------
Total from investment operations            .04    .61    .62    .30        .16            .62
--------------------------------------------------------------------------------------------------
Less distribution from net investment
  income                                    .44    .47    .52    .52        .09            .52
--------------------------------------------------------------------------------------------------
Net asset value, end of period            $6.75   7.15   7.01   6.91       7.13           7.06
--------------------------------------------------------------------------------------------------
TOTAL RETURN                                .59%  8.99   9.26   4.28       2.23           9.48
--------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------------------
Expenses                                   1.02%   .97    .96    .97        .94            .89
--------------------------------------------------------------------------------------------------
Net investment income                      6.04%  6.46   7.23   6.98       6.87           7.77
--------------------------------------------------------------------------------------------------

                                           -------------------------------------------------------
                                                                   CLASS B
                                           -------------------------------------------------------
                                                                        TWO MONTHS
                                             YEAR ENDED SEPTEMBER 30,     ENDED        YEAR ENDED
                                           --------------------------  SEPTEMBER 30,    JULY 31,
                                           1999    1998   1997   1996      1995           1995
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $7.14   7.00   6.91   7.12       7.05           6.96
--------------------------------------------------------------------------------------------------
Income from investment operations: Net
  investment income                         .34    .40    .45    .44        .07            .47
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)  (.37)   .14    .10    (.19)      .08            .09
--------------------------------------------------------------------------------------------------
Total from investment operations           (.03)   .54    .55    .25        .15            .56
--------------------------------------------------------------------------------------------------
Less distribution from net investment
  income                                    .36    .40    .46    .46        .08            .47
--------------------------------------------------------------------------------------------------
Net asset value, end of period            $6.75   7.14   7.00   6.91       7.12           7.05
--------------------------------------------------------------------------------------------------
TOTAL RETURN                              (.47)%  8.00   8.17   3.54       2.09           8.44
--------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------------------
Expenses                                   2.13%  1.91   1.83   1.80       1.79           1.75
--------------------------------------------------------------------------------------------------
Net investment income                      4.93%  5.52   6.36   6.15       6.02           6.91
--------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------
                                                     CLASS C
------------------------------------------------------------------------------------------------
                                                                        TWO MONTHS       YEAR
                                            YEAR ENDED SEPTEMBER 30,     ENDED          ENDED
                                           --------------------------   SEPTEMBER 30,   JULY 31,
                                           1999    1998   1997   1996     1995           1995
------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period       $7.15   7.00   6.90   7.12       7.05          6.95
------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                      .37    .40    .46    .43         .07           .48
------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)   (.39)   .16    .10   (.19)        .08           .09
------------------------------------------------------------------------------------------------
Total from investment operations            (.02)   .56    .56    .24         .15           .57
------------------------------------------------------------------------------------------------
Less distribution from net investment
income                                       .38    .41    .46    .46         .08           .47
------------------------------------------------------------------------------------------------
Net asset value, end of period             $6.75   7.15   7.00   6.90        7.12          7.05
------------------------------------------------------------------------------------------------
TOTAL RETURN                                (.22)% 8.30   8.45   3.47        2.10          8.65
------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
------------------------------------------------------------------------------------------------
Expenses                                    1.78%  1.73   1.71   1.72        1.69          1.71
------------------------------------------------------------------------------------------------
Net investment income                       5.28%  5.70   6.48   6.23        6.12          6.95
------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA FOR ALL CLASSES
--------------------------------------------------------------------------------------------------------------------------

                                                                                             TWO MONTHS
                                                      YEAR ENDED SEPTEMBER 30,                  ENDED       YEAR ENDED
                                           ----------------------------------------------   SEPTEMBER 30,    JULY 31,
                                              1999        1998        1997        1996          1995           1995
--------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (in
thousands)                                 $1,806,277   2,184,175   2,497,825   2,960,135     3,493,052     3,528,329
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)              151%        172         235         391           249           573
--------------------------------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges. Per share data was determined based on average shares outstanding during the year ended September 30, 1998 and September 30, 1999.

--------------------------------------------------------------------------------
TAX INFORMATION
--------------------------------------------------------------------------------

Please consult a tax adviser if you have questions abut federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Kemper Fund account, please call 1-800-621-1048

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS

KEMPER U.S. MORTGAGE FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper U.S. Mortgage Fund, a series of Kemper Portfolios, as of September 30, 1999, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper U.S. Mortgage Fund at September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1995, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois

                                          November 17, 1999

NOTES

NOTES

NOTES

TRUSTEES & OFFICERS

TRUSTEES                          OFFICERS

JOHN W. BALLANTINE                MARK S. CASADY
Trustee                           President

LEWIS A. BURNHAM                  PHILIP J. COLLORA
Trustee                           Vice President and Secretary

DONALD L. DUNAWAY                 JOHN R. HEBBLE
Trustee                           Treasurer

ROBERT B. HOFFMAN                 ANN M. MCCREARY
Trustee                           Vice President

DONALD R. JONES                   ROBERT C. PECK, JR.
Trustee                           Vice President

THOMAS W. LITTAUER                KATHRYN L. QUIRK
Trustee and Vice President        Vice President

SHIRLEY D. PETERSEN               LINDA J. WONDRACK
Trustee                           Vice President

CORNELIA SMALL                    RICHARD L. VANDENBERG
Trustee                           Vice President

WILLIAM P. SOMMERS                MAUREEN E. KANE
Trustee                           Assistant Secretary

                                  CAROLINE PEARSON
                                  Assistant Secretary

                                  BRENDA LYONS
                                  Assistant Treasurer

----------------------------------------------------------------------------------------------
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
----------------------------------------------------------------------------------------------
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
----------------------------------------------------------------------------------------------
CUSTODIAN                             STATE STREET BANK AND TRUST COMPANY
                                      225 Franklin Street
                                      Boston, MA 02109
----------------------------------------------------------------------------------------------
TRANSFER AGENT                        INVESTORS FIDUCIARY TRUST COMPANY
                                      801 Pennsylvania Avenue
                                      Kansas City, MO 64105
----------------------------------------------------------------------------------------------
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
----------------------------------------------------------------------------------------------
PRINCIPAL                             KEMPER DISTRIBUTORS, INC.
UNDERWRITERS                          222 South Riverside Plaza Chicago, IL 60606
                                      www.kemper.com


[KEMPER FUNDS LOGO]
Long-term investing in a short-term world(SM)

Printed in the U.S.A. on recycled paper.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Fixed Income Fund prospectus.
KUSMF - 2 (11/23/99) 1094270